      AIM SUMMIT FUND

      --------------------------------------------------------------------------

      AIM Summit Fund seeks to provide growth of capital.

                                                     AIM--Registered Trademark--
      PROSPECTUS
      MARCH 1, 2002

                                     Shares of the fund are offered to
                                     and may be purchased by the general
                                     public primarily through AIM Summit
                                     Investors Plans I and AIM Summit
                                     Investors Plans II (the Summit
                                     Plans), each a unit investment
                                     trust. Details of the plans,
                                     including the applicable creation
                                     and sales charges and the custodian
                                     fees, are found in each Summit
                                     Plan's respective Prospectus. You
                                     should read both this Prospectus and
                                     the Prospectus of your Summit Plan
                                     and keep both for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

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                                AIM SUMMIT FUND
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TABLE OF CONTENTS
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INVESTMENT OBJECTIVE AND STRATEGIES                 A-1
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND            A-1
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                             A-2
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                                A-2

Performance Table                                   A-2

FEE TABLE AND EXPENSE EXAMPLE                       A-3
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                           A-3

Expense Example                                     A-3

FUND MANAGEMENT                                     A-4
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                         A-4

Advisor Compensation                                A-4

Portfolio Managers                                  A-4

OTHER INFORMATION                                   A-4
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                         A-4

FINANCIAL HIGHLIGHTS                                A-5
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                             A-6
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

Pricing of Shares                                   A-6

Sales of Shares                                     A-6

Redemption of Shares                                A-6

Exchanging Shares                                   A-7

Taxes                                               A-8

Open Account                                        A-8

Distribution and Service (12b-1) Fees               A-8

OBTAINING ADDITIONAL INFORMATION             Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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                                AIM SUMMIT FUND
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INVESTMENT OBJECTIVE AND STRATEGIES
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The fund's investment objective is growth of capital.

  The fund seeks to meet this objective by investing primarily in common stocks of companies that the portfolio managers believe have the potential for growth in earnings, including small-sized growth companies, and in common stocks believed to be undervalued relative to other available investments. The fund may also invest up to 20% of its total assets in foreign securities, including securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers purchase securities of companies that they believe have the potential for growth. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than the prices of equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relatively low market liquidity, the relative lack of information about these companies and the potential lack of strict financial and accounting controls and standards.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                                AIM SUMMIT FUND
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Performance Information
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The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
4.50%        8.28%     (2.82)%    35.14%     19.87%     24.22%     34.45%     50.76%     (14.74)%  (33.80)%

  During the periods shown in the bar chart, the highest quarterly return was 37.12% (quarter ended December 31, 1999) and the lowest quarterly return was

-30.33% (quarter ended March 31, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------
(for the periods ended                                                                 INCEPTION
December 31, 2001)                             1 YEAR      5 YEARS      10 YEARS            DATE
---------------------------------------------------------------------------------------------------
Shares of the fund
  Return Before Taxes                         (33.80)%       7.28%        9.73%         11/01/82
  Return After Taxes on Distributions         (33.80)        4.94         7.32          11/01/82
  Return After Taxes on Distributions
     and Sales of Fund Shares                 (20.59)        6.32         7.76          11/01/82
---------------------------------------------------------------------------------------------------
S & P 500(1) (reflects no deduction for
  fees, expenses, or taxes)                   (11.88)       10.70        12.93          10/31/82(2)
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

(2) The average annual total return given is since the date closest to the inception date of the fund.

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                                AIM SUMMIT FUND
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FEE TABLE AND EXPENSE EXAMPLE
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FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)
-------------------------------------------------------
Management Fees                                   0.63%

Distribution and/or Service (12b-1) Fees          0.30%

Other Expenses                                    0.16%

Total Annual Fund Operating Expenses              1.09%

Fee Waiver and Expense Reimbursement(2)           0.20%

Net Expenses                                      0.89%
-------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) AIM Distributors has contractually agreed to waive 0.20% of the Distribution and/or Service Fees applicable to shares of the fund beneficially owned through AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the fund as additional shares of the fund are acquired outside AIM Summit Investors Plans I.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------
Shares            $111     $347      $601      $1,329
-------------------------------------------------------

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                                AIM SUMMIT FUND
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FUND MANAGEMENT
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THE ADVISOR

A I M Advisors, Inc. (the advisor), 11 Greenway Plaza, Suite 100, Houston, TX 77046, serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and together with its subsidiaries, advises or manages over 150 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2001, the advisor received compensation of 0.63% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1982.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

- Robert Lloyd, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power.

OTHER INFORMATION
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DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAIN DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

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                                AIM SUMMIT FUND
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for fiscal year 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by KPMG LLP.

                                                                               YEAR ENDED OCTOBER 31,
                                                        --------------------------------------------------------------------
                                                         2001(a)           2000          1999          1998          1997
                                                        ----------      ----------    ----------    ----------    ----------
Net asset value, beginning of period                    $    22.82      $    20.17    $    14.96    $    15.15    $    12.99
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Income from investment operations:
  Net investment income (loss)                               (0.03)          (0.03)           --          0.03          0.02
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (9.57)           5.85          6.16          1.23          3.34
============================================================================================================================
    Total from investment operations                         (9.60)           5.82          6.16          1.26          3.36
============================================================================================================================
Less distributions:
  Dividends from net investment income                          --              --         (0.04)        (0.02)        (0.03)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (3.87)          (3.17)        (0.91)        (1.43)        (1.17)
============================================================================================================================
    Total distributions                                      (3.87)          (3.17)        (0.95)        (1.45)        (1.20)
============================================================================================================================
Net asset value, end of period                          $     9.35      $    22.82    $    20.17    $    14.96    $    15.15
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                             (49.53)%         31.12%        42.79%         9.49%        28.53%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $1,755,447      $3,412,609    $2,624,615    $1,830,032    $1,650,234
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            0.89%(c)        0.72%         0.67%         0.67%         0.68%
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  Without fee waivers                                         1.09%(c)        0.78%         0.67%         0.67%         0.68%
============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.20)%(c)      (0.11)%       (0.01)%        0.23%         0.11%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                        106%             98%           92%           83%           88%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,287,636,212.

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                                AIM SUMMIT FUND
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SHAREHOLDER INFORMATION
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PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the fund's Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when you will not be able to purchase or redeem shares.

  The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session or any earlier NYSE closing time that day. The fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

SALES OF SHARES

The fund will not offer its shares to the general public except through the Summit Plans. However, the following persons may purchase shares of the fund directly through the fund's sponsor, A I M Distributors, Inc. (the distributor) at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, children, parents and parents of spouse) of any such person, of A I M Management Group Inc. (AIM Management) or its affiliates, or of any investment company managed or advised by the advisor; or (b) any employee benefit plan established for employees of AIM Management or its affiliates. The fund reserves the right to reject any purchase order. The terms of offering of the Summit Plans are contained in each Plan's respective Prospectus.

REDEMPTION OF SHARES

The following discussion relates only to those investors who hold shares of the fund directly. Planholders should consult their Plan's Prospectus for the requirements for redemption of fund shares held in a Plan.

  You may redeem your shares of the fund at any time without charge, either by a written request to A I M Fund Services, Inc. (the transfer agent), or by calling the transfer agent at (800) 959-4246, subject to the restrictions specified below. Upon receipt by the transfer agent of a proper request, the fund will redeem shares in cash at the next determined net asset value. All written redemption requests must be directed to the transfer agent, P.O. Box 4739, Houston, TX 77210-4739.

  Written requests for redemption must include: (1) original signatures of all registered owners; (2) your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable.

  The transfer agent requires a signature guarantee when you redeem by mail and:
(1) the amount is greater than $250,000; (2) you request that payment be made to someone other than the name registered on the account; (3) you request that payment be sent somewhere other than the bank of record on the account; or (4) you request that payment be sent to a new address or an address that changed in the last 30 days.

  The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

  You may also request redemptions by telephone by calling the transfer agent at
(800) 959-4246. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3) you do not hold physical share certificates; (4) you can provide proper identification information; (5) the proceeds of the redemption do not exceed $250,000; and (6) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not redeem by telephone. The transfer agent must receive your call during the hours the NYSE is open for business in order to effect the redemption at that day's closing price.

  The transfer agent normally will send out checks within one business day, and in any event no more than seven days, after it accepts your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

  If you mail the transfer agent a request in good order to redeem your shares, it will mail you a check in the amount of the redemption proceeds to the address on record. If your request is not in good order, you may have to provide the transfer

                                ---------------
                                AIM SUMMIT FUND
                                ---------------

agent with additional documentation in order to redeem your shares.

  If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. The transfer agent uses reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

  You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. The transfer agent will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXCHANGING SHARES

The following discussion of exchanging shares is applicable only to shareholders who hold shares of the fund directly. If you acquired your shares of the fund through the Plans and terminated your Plan prior to completion, the exchange privilege described below is available to you following the expiration of the reinstatement period described in your Plan's prospectus.

  If you are a direct shareholder of the fund, you may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for Class A shares of another AIM Fund (AIM Cash Reserve Shares of AIM Money Market Fund) without paying an additional sales charge. Subsequent purchases of fund shares will be subject to the sales charges (if any) specified in the applicable fund's prospectus.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions. Every year, an account statement showing the amount of dividends and distributions you received from the fund during the prior year will be sent to you. Any long-term or short-term capital gains realized from redemptions of shares of the fund will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in shares of the fund may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

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                                AIM SUMMIT FUND
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OPEN ACCOUNT

The following discussion of an open account is applicable only to those shareholders who hold shares of the fund directly.

  The fund maintains an open account for each shareholder, under which additional fund shares acquired through reinvestment of dividends and capital gains distributions are held by the transfer agent for the shareholder's account. A shareholder receives a statement from the transfer agent after each acquisition or redemption of fund shares, and after each dividend or capital gains distribution.

DISTRIBUTION AND SERVICE (12b-1) FEES

The fund has adopted a 12b-1 plan that allows the fund to pay distribution fees to the distributor for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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                                AIM SUMMIT FUND
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OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

-----------------------------------------------------------

BY MAIL:                 A I M Fund Services, Inc.
                         11 Greenway Plaza, Suite 100
                         Houston, TX 77046-1173

BY TELEPHONE:            (800) 347-4246

-----------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Summit Fund
 SEC 1940 Act file number: 811-3443
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   SUM-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM SUMMIT FUND
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO AIM SUMMIT FUND. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 2002, RELATES TO THE PROSPECTUS FOR AIM SUMMIT FUND ALSO DATED MARCH 1, 2002.

                                 AIM SUMMIT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2002

                                TABLE OF CONTENTS

                                                                                                               PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.............................................................2
         Classification...........................................................................................2
         Investment Strategies and Risks..........................................................................2
                  Equity Investments..............................................................................6
                  Foreign Investments.............................................................................6
                  Debt Investments................................................................................8
                  Other Investments...............................................................................9
                  Investment Techniques...........................................................................9
                  Derivatives....................................................................................12
         Fund Policies...........................................................................................18
         Temporary Defensive Positions...........................................................................20

MANAGEMENT OF THE TRUST..........................................................................................20
         Board of Trustees.......................................................................................20
         Management Information..................................................................................20
         Ownership of Fund Shares................................................................................21
                  Factors Considered in Approving the Investment Advisory Agreement..............................21
         Compensation............................................................................................22
                  Retirement Plan For Trustees...................................................................23
                  Deferred Compensation Agreements...............................................................23
                  Purchase of Class A Shares of the Fund at Net Asset Value......................................24
         Codes of Ethics.........................................................................................24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................24

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................24
         Investment Advisor......................................................................................24
         Service Agreements......................................................................................26
         Other Service Providers.................................................................................26

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................27
         Brokerage Transactions..................................................................................27
         Commissions.............................................................................................27
         Brokerage Selection.....................................................................................27
         Directed Brokerage (Research Services)..................................................................29
         Regular Brokers or Dealers..............................................................................29
         Allocation of Portfolio Transactions....................................................................29
         Allocation of Equity Offering Transactions..............................................................30

PURCHASE, EXCHANGE, REDEMPTION AND PRICING OF SHARES.............................................................30
         Purchase and Redemption of Shares.......................................................................30
         Exchanges...............................................................................................31
         Redemptions.............................................................................................31
         General Information Regarding Purchases, Exchanges and Redemptions......................................32

         Calculation of Net Asset Value..........................................................................33
         Redemption In Kind......................................................................................34
         Backup Withholding......................................................................................34

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................35
         Dividends and Distributions.............................................................................35
         Tax Matters.............................................................................................36

DISTRIBUTION OF SECURITIES.......................................................................................42
         The Distribution Plan...................................................................................42
         The Distribution Agreement..............................................................................44

CALCULATION OF PERFORMANCE DATA..................................................................................44
         Average Annual Total Return Quotation...................................................................45
         Alternative Total Return Quotations.....................................................................45
                  Average Annual Total Return (After Taxes on Distributions) Quotation...........................46
                  Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation...47
         Performance Information.................................................................................48


APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS INFORMATION...............................................................................B-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................C-1

MANAGEMENT FEES.................................................................................................D-1

ADMINISTRATIVE SERVICES FEES....................................................................................E-1

BROKERAGE COMMISSIONS...........................................................................................F-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................G-1

AVERAGE ANNUAL TOTAL RETURNS....................................................................................H-1

CUMULATIVE TOTAL RETURNS........................................................................................I-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Summit Fund (referred to alternatively below as the "Trust" or the "Fund") is a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. Under the Amended and Restated Agreement and Declaration of Trust, dated December 6, 1999 as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Fund was previously organized as AIM Summit Fund, Inc., a Maryland corporation ("ASF Inc."). Pursuant to an Agreement and Plan of Reorganization, ASF Inc. was reorganized as the Trust on July 24, 2000.

         The Fund currently offers only one series of shares. Prior to the reorganization, the Class II Shares of ASF Inc. were reclassified and changed into Class I Shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to July 24, 2000, relating to the Fund is that of the Class I Shares of ASF Inc.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

         The moneys and other property the Trust receives from the issue or sale of shares, and all income, earnings and profits from such issuance and sales constitute the underlying assets of the Fund, and are charged with the expenses of the Fund.

         Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board. Each share of the Fund has identical voting, dividend, liquidation and other rights on the same terms and conditions.

         Shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares). When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of the Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them. A I M Fund Services, Inc. ("AFS"), the Fund's transfer agent, will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, or any other affiliate of AIM.


              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. The Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage the Fund. The Fund may not use all of these techniques at any one time. The Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

         It is the current policy of the Fund not to purchase or own the common stock of any company which, in the opinion of AIM, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of the Fund. This policy may be modified or rescinded by the Fund's Board of Trustees without shareholder approval.

         Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in:

         1. Core Stocks. These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

         2. Emerging Growth Stocks. These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.

         3. Value-Oriented Stocks. These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's capabilities than is the case with other types of securities in which the Fund may invest.

         The receipt by the Fund of new money primarily through the medium of continuing investments under periodic payment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. However, such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                             EQUITY INVESTMENTS
Common Stock                                                             X
Preferred Stock                                                          X
Convertible Securities                                                   X
Alternative Entity Securities                                            X

                            FOREIGN INVESTMENTS

Foreign Securities                                                       X
Foreign Government Obligations
Foreign Exchange Transactions                                            X

                              DEBT INVESTMENTS

Liquid Assets                                                            X
U.S. Government Obligations                                              X
Money Market Instruments and Maturities                                  X
Other Debt Obligations                                                   X
Junk Bonds

                              OTHER INVESTMENTS

REITs                                                                    X
Other Investment Companies                                               X
Defaulted Securities
Municipal Forward Contracts
Variable or Floating Rate Instruments
Indexed Securities
Zero-Coupon and Pay-in-Kind Securities
Synthetic Municipal Instruments

                           INVESTMENT TECHNIQUES

Short Sales                                                              X
Delayed Delivery Transactions
When-Issued Securities
Margin Transactions
Swap Agreements                                                          X
Interfund Loans                                                          X
Borrowing                                                                X
Lending Portfolio Securities                                             X
Repurchase Agreements                                                    X
Reverse Repurchase Agreements
Dollar Rolls
Illiquid Securities                                                      X
Rule 144A Securities                                                     X
Unseasoned Issuers                                                       X
Sale of Money Market Securities
Standby Commitments

                                DERIVATIVES

Equity-Linked Derivatives                                                X
Put Options                                                              X
Call Options                                                             X
Straddles                                                                X
Warrants                                                                 X
Futures Contracts and Options on Futures Contracts                       X
Forward Contracts                                                        X
Cover                                                                    X

EQUITY INVESTMENTS

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

FOREIGN INVESTMENTS

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         The Fund may invest up to 20% of its total assets in foreign securities.

         Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain, established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. On January 2, 2001, Greece became a member of the EMU. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. The Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Fund may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

DEBT INVESTMENTS

         LIQUID ASSETS. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of their assets in cash or the following liquid assets: money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of Affiliated Money Market Funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations). For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         MONEY MARKET INSTRUMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities deemed by the Fund's investment advisor to be of comparable quality to such rated securities. A rated security includes a guarantee that has received a short-term rating from a NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a NRSRO with respect to a class of debt obligations (or any debt obligation within that class). If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         OTHER DEBT OBLIGATIONS. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, its investment adviser may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and,
(iii) other considerations deemed appropriate. The Fund will purchase only investment grade corporate debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

OTHER INVESTMENTS

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         The Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

INVESTMENT TECHNIQUES

         SHORT SALES. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         The Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may pledge no more than 10% of its total assets as collateral for short sales at any time.

         MARGIN TRANSACTIONS. The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. The Fund may lend univested cash up to 15% of its net assets to other AIM Funds and the Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other

AIM Funds and has aggregate borrowings from all sources that exceed 10% of its total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. The Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Fund has obtained an exemptive order from the SEC allowing it to invest its cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         The Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the

Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review the Fund's holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

DERIVATIVES

         The Fund may invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives represent interests in trusts that are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular securities index. Generally, these Equity-Linked Derivatives are only redeemable in large blocks of shares. These Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to reductions in the Equity-Linked Derivatives' performance attributable to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, the Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of its total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of its total assets.

         Pursuant to federal securities laws and regulations, the Fund's use of options may require the Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call.
Used in combinations, these strategies are commonly referred to as "call spreads."

         The Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         The Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that the Fund enters into Futures Contracts and options on Futures Contracts traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities laws and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CONTRACTS. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities laws and regulations, the Fund's use of forward contracts may require the Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining its maximum allowable investment in illiquid securities.

         Even though options purchased by the Fund do not expose the Fund to an obligation to another party, but rather provide the Fund with a right to exercise, the Fund intends to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which the advisor must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed without approval of the Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 ?% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 331/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the fund may not achieve its investment objective.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Fund and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack
M. Fields, Carl Frischling (on leave of absence), Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management. During the fiscal year ended October 31, 2001, the Audit Committee held nine meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2001, the Investments Committee held six meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock, and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith

(whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2001, the Valuation Committee held no meetings.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as dis-interested trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the dis-interested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the dis-interested trustees. During the fiscal year ended October 31, 2001, the Committee on Directors/Trustees held seven meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

OWNERSHIP OF FUND SHARES

         The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved by the Fund's Board at a meeting held on May 8-9, 2001. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors, including: the requirements of the Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of the Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the fund as a percentage of their assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between the Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending funds is in the best interests of each lending fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to the Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that the fund's advisory agreement was in the best interests of the fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2001:


                                              RETIREMENT
                             AGGREGATE         BENEFITS                                     TOTAL
                           COMPENSATION        ACCRUED          ESTIMATED ANNUAL        COMPENSATION
                             FROM THE           BY ALL           BENEFITS UPON          FROM ALL AIM
      TRUSTEE                 TRUST(1)        AIM FUNDS(2)         RETIREMENT(3)         FUNDS(4)(5)
      -------              ------------       ------------      ----------------        ------------
Frank S. Bayley(6)             $  152                -0-            $  75,000            $  112,000
Bruce L. Crockett               1,984          $  36,312               75,000               126,500
Owen Daly II(8)                 1,984             33,318               75,000               126,500
Albert R. Dowden                1,747              3,193               75,000               126,500
Edward K. Dunn, Jr.             1,984              8,174               75,000               126,500
Jack M. Fields                  1,960             19,015               75,000               126,000
Carl Frischling(7)              1,978             54,394               75,000               126,000
Prema Mathai-Davis              1,984             21,056               75,000               126,500
Lewis F. Pennock                1,984             37,044               75,000               126,500
Ruth H. Quigley(6)                158                -0-               75,000               112,500
Louis S. Sklar                  1,924             53,911               75,000               123,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2001, including earnings, was $19,666.

(2) During the fiscal year ended October 31, 2001, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $6,408.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of sixteen registered investment companies advised by AIM.

(5) During the fiscal year ended October 31, 2001, the Trust received reimbursement for compensation paid to the trustees of $571. During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31,500.

(6) Mr. Bayley and Miss Quigley were elected to serve as trustees on September 28, 2001.

(7) During the fiscal year ended October 31, 2001, the Trust paid $6,751 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)  Mr. Daly retired as trustee on December 31, 2001.

RETIREMENT PLAN FOR TRUSTEES

         The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         The table below shows estimated credited years of service under the Plan for each non-AIM-affiliated trustee as of December 31, 2001.

                                      ESTIMATED CREDITED YEARS
              TRUSTEE                         OF SERVICE
              -------                 ------------------------
          Frank S. Bayley                        16
         Bruce L. Crockett                       14
           Owen Daly II                          14
         Albert R. Dowden                         1
        Edward K. Dunn, Jr.                       3
          Jack M. Fields                          4
          Carl Frischling                        24
        Prema Mathai-Davis                        3
         Lewis F. Pennock                        20
          Ruth H. Quigley                        24
          Louis S. Sklar                         12

DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation

Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Fund at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Fund without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Fund, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of the Fund's shares by beneficial or record owners of and by trustees and officers as a group is found in Appendix C. A shareholder who owns beneficially 25% or more of the outstanding shares of the Fund is presumed to "control" the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 150 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.

         The Advisor is also responsible for furnishing to the Fund, at the Advisor's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the Trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for its operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

           NET ASSETS                       ANNUAL RATE
           ----------                       -----------
First $10 million                              1.00%
Next $140 million                              0.75%
Assets in excess of $150 million              0.625%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2001, to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's Investment of uninvested cash in an Affiliated Money Market Fund. See "Investment Strategies and Risks - Other Investments - Other Investment Companies."

         The management fees payable by the Fund, the amounts waived by AIM, if any, and the net fee paid by the Fund for the last three fiscal years ended October 31, 2001 are found in Appendix D.

         Prior to July 1, 1999, TradeStreet Investment Associates, Inc. ("TradeStreet"), 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255, served as the Fund's sub-advisor. Trade Street is a wholly owned subsidiary of NationsBank, N.A. and a registered investment advisor. For the period November 1, 1998 through July 1, 1999, TradeStreet received sub-advisory fees from AIM of $2,774,130.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by the Fund for the last three fiscal years ended October 31, 2001 are found in Appendix E.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Fund.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Fund. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses.

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Fund. The Board of Trustees has selected PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, as the independent public accountants to audit the financial statements of the Fund.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid the Fund during the last three fiscal years ended October 31, 2001 are found in Appendix F.

COMMISSIONS

         During the last three fiscal years ended October 31, 2001, the Fund paid no brokerage commissions to brokers affiliated with the Fund, AIM, AIM Distributors, or any affiliates of such entities.

         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities.

Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         During the fiscal year ended October 31, 2001, the Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                  Related
Transactions               Brokerage Commissions
------------               ---------------------
$343,946,430                     $495,260

REGULAR BROKERS OR DEALERS

         During the fiscal year ended October 31, 2001, the Fund held securities issued by the following companies, which are "regular" brokers or dealers of the
Fund:

Stock                                                   Market Value
-----                                                   ------------
Merrill Lynch & Co., Inc.                               $10,927,500
Morgan Stanley Dean Witter & Co.                        $12,670,280

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by one of the Fund and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF EQUITY OFFERING TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity security distributions that are available in an equity "offering", which AIM defines as an IPO, a secondary (follow-on offering), a private placement, a direct placement or a PIPE (private investment in a public equity) and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for offerings for all AIM Funds and accounts participating in purchase transactions for that offering, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular offering by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in offerings will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of offerings over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous offerings as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points. Selection of those AIM Funds or accounts shall be rotational in a manner designed to allocate equally over the longer term. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocation will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in offerings, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such offering transactions will be the same for each AIM Fund and account.


              PURCHASE, EXCHANGE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are only sold to members of the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). The Summit Plans are periodic payment plans, each registered as a unit investment trust under the 1940 Act. The terms of offering shares of the Fund and the procedures for requesting redemptions through the Summit Plans are set forth in the Summit Plans respective prospectuses. Shares of the Fund are sold to the Summit Plans at net asset value.

         The Fund's Prospectus provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase shares of the Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of shares of the Fund upon the termination or completion of their periodic payment plans.

         Shareholder inquiries concerning the status of an account should be directed to AFS by calling (800) 959-4246. For information regarding inquiries concerning accounts in the Summit Plans, see the applicable prospectus.

EXCHANGES

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

REDEMPTIONS

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors. In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. A repurchase is effected at the net asset value per share of the Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Fund's transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social
Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

GENERAL INFORMATION REGARDING PURCHASES, EXCHANGES AND REDEMPTIONS

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the shareholder to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the shareholder to submit an order within the prescribed time frame will be borne by the shareholder. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the shareholder will be responsible for any resulting loss to the Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. Signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. The Fund may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. By signing the form, an investor acknowledges that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

CALCULATION OF NET ASSET VALUE

         The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with accounting principles generally accepted in the United States of America.

         Each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Fund in cash. It is possible that future conditions may make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property if the Fund has made an election under Rule 18f-1 under the 1940 Act. Rule 18f-1 obligates the Fund to redeem for cash all shares presented for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate decreases in phases to 28% for the years 2006 and thereafter.

         An investor is subject to backup withholding if:

         1. the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES. Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS. Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Fund unless the shareholder has elected to receive all such payments in cash prior to the record date by sending written notice to AFS, at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by AFS prior to the applicable record date. Any dividend and distribution election will remain in effect until AFS receives a revised written election by the shareholder.

         A dividend or distribution paid by the Fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes. The per share dividends and distributions of the Fund will be reduced as a result of any applicable service fees.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service (the "IRS") has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the IRS determines that the Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts."

Section 1256 contracts that the Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both
Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of the Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year.

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock. For these reasons, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, the Fund may make elections to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reacquired on January 1 for an amount equal to its fair market value on that date. If the Fund makes any such election (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause the Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The Fund has not yet determined whether it will make this election with respect to any stock or securities in its portfolio.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI.

However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by the Fund that do not constitute ordinary income earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another AIM Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account.

         BACKUP WITHHOLDING. The Fund may be required to withhold as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for the years

2006 and thereafter. For more information refer to "Purchase, Exchange, Redemption and Pricing of Shares - General Information Regarding Purchases, Exchanges, Redemptions and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gain.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; (however, this rate is reduced in phases to 28% for the years 2006 and thereafter).

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return after December 31, 1996, to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                           DISTRIBUTION OF SECURITIES

THE DISTRIBUTION PLAN

        The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan provides that the Fund pay 0.30% per annum of its average daily net assets as compensation to AIM Distributors for payments made to others who provide shareholder services and for marketing and distribution activities which are primarily intended to result in the sale of the shares of the Fund.

        AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for the Fund. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

        AIM Distributors has contractually agreed to waive a portion of the fees otherwise payable to it under the Distribution Plan, based upon the extent to which shares of the Fund are held by AIM Summit Investors Plans I ("Plans I"). As a result of this waiver, Distribution Plan fees will accrue at the rate of 0.10% per annum of the average daily net assets with respect to shares held by Plans I, and will accrue at the rate of 0.30% per annum of the average daily net assets with respect to the shares of the fund held by all other shareholders. Accruing fees at two different rates will result in a "blended" distribution fee that will be payable from all assets of the Fund. AIM Distributors may not revoke or revise its contractual waiver of distribution fees without approval of shareholders of the Fund.

        The Distribution Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. Distribution activities appropriate for financing under the Distribution Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Distribution Plan.

        Amounts payable by the Fund under the Distribution Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. The Distribution Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Fund will not be obligated to pay more than that fee.

        AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the shares of the Fund to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Fund. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the shares of the Fund; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in shares of the Fund; and providing such other information and services as the Fund or the customer may reasonably request.

        Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the shares of the Fund are held.

        The Distribution Plan is subject to limitations imposed by NASD Regulation, Inc. If a dealer or financial institution, including AIM Distributors acting as principal, provides personal services to a beneficial owner of shares, the payments the dealer or financial institution receives for those services pursuant to the Distribution Plan are characterized as service fees. Service fees received by a dealer or financial institution, including AIM Distributors acting as principal, may not exceed 0.25% per annum of the average net assets of the fund attributable to its customers. Any fees the dealer or financial institution, including AIM Distributors acting as principal, receives in excess of that amount are characterized as asset-based sales charges. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments under the Distribution Plan. These payments are an obligation of the Fund and not of AIM Distributors.

         As required by Rule 12b-1, the Distribution Plan and related form of Shareholder Service Agreement were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Distribution Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit the Fund and its respective shareholders.

         The anticipated benefits that may result from the Distribution Plan with respect to the Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

         Unless terminated earlier in accordance with its terms, the Distribution Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. The Distribution Plan may be terminated by the vote of a majority of the Rule 12b-1 Trustees or by the vote of a majority of the outstanding voting securities of the Trust.

         Any change in the Distribution Plan that would increase materially the distribution expenses paid by the Fund requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Distribution Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

        See Appendix G for a list of the amounts paid to AIM Distributors pursuant to the Distribution Plan as well as an estimate by category of the allocation of those fees for the fiscal year ended October 31, 2001.

THE DISTRIBUTION AGREEMENT

         The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with AIM Distributors, under which the Fund will issue shares at net asset value primarily to State Street Bank, as custodian for the Summit Plans. The address of AIM Distributors is P.O. Box 4264, Houston, Texas 77210-4264. AIM Distributors acts as sponsor and principal underwriter of the Summit Plans.

         AIM Distributors does not receive any fee from the Fund pursuant to the Distribution Agreement. The Distribution Agreement provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Fund.

         The Fund or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment. Certain trustees and officers of the Fund are affiliated with AIM Distributors and AIM Management.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

AVERAGE ANNUAL TOTAL RETURN QUOTATION

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000.
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the 1, 5, or 10 year periods).
                n       =    number of years.
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).

         The average annual total returns for the Fund for the one, five and ten-year periods ended October 31, 2001, are found in Appendix H.

         Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total returns for the Summit Plans assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent investments and reflect the deduction of the maximum Creation and Sales Charges that would be paid by the investor over the life of a completed 15-year periodic payment plan. Because the standardized total returns for the Summit Plans assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I or Plans II prospectus, as applicable, for more complete information on Creation and Sales Charges.

         The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

ALTERNATIVE TOTAL RETURN QUOTATIONS

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000.
                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                n      =   number of years.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000.
                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable
                           maximum sales load at the beginning of the stated
                           period.
                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for the Fund for the one, five and ten year periods ended October 31, 2001 are found in Appendix I.

Average Annual Total Return (After Taxes on Distributions) Quotation

         The Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                        n
                  P(1+T)  = ATV
                               D
where    P      =    a hypothetical initial payment of $1,000;
         T      =    average annual total return (after taxes on distributions);
         n      =    number of years; and
         ATV    =    ending value of a hypothetical $1,000 payment made at the
            D        beginning of the 1-, 5-, or 10-year periods (or since
                     inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.


         The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for the Fund, with respect to its shares, for the one, five and ten year periods ended October 31, 2001 are found in Appendix H.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         The Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                        n
                  P(1+T)  = ATV
                               DR
where    P    =   a hypothetical initial payment of $1,000;
         T    =   average annual total return (after taxes on distributions and redemption);
         n    =   number of years; and

ATV   = ending value of a hypothetical $1,000 payment made at the beginning of
   DR
the 1-, 5-, or 10-year periods (or since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its shares, for the one, five and ten year periods ended October 31, 2001 are found in Appendix H.

PERFORMANCE INFORMATION

         Generally, all advertisements of the Fund will disclose the maximum Creation and Sales Charges and Custodian Fees imposed by Plans I or AIM Summit Investors Plans II ("Plans II"), as applicable, over the life of a completed 15-year periodic payment plan. If any advertised performance data does not reflect the maximum Creation and Sales Charges and Custodian Fees, such advertisement will disclose that the Creation and Sales Charges and Custodian Fees have not been deducted in computing the performance data, and that, if reflected, the Creation and Sales Charges and Custodian Fees would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's total return.

         The Fund may participate in the initial public offering ("IPO") market, and a significant portion of the Fund's total returns may be attributable to its investments in IPOs. Investments in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

Advertising Age                    Forbes                              Nation's Business
Barron's                           Fortune                             New York Times
Best's Review                      Hartford Courant                    Pension World
Broker World                       Inc.                                Pensions & Investments
Business Week                      Institutional Investor              Personal Investor
Changing Times                     Insurance Forum                     Philadelphia Inquirer
Christian Science Monitor          Insurance Week                      USA Today
Consumer Reports                   Investor's Business Daily           U.S. News & World Report
Economist                          Journal of the American             Wall Street Journal
FACS of the Week                   Society of CLU & ChFC               Washington Post
Financial Planning                 Kiplinger Letter                    CNN
Financial Product News             Money                               CNBC
Financial Services Week            Mutual Fund Forecaster              PBS
Financial World

         The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Standard & Poor's 500 Stock Index                    Russell 3000
         Dow Jones Industrial Average                         NASDAQ
         Consumer Price Index

         The Fund's performance may also be compared in advertising to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasury Notes
         30- year Treasury Bonds
         90-day Treasury Bills

         Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include references to its use as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose: (i) the largest holdings in the Fund's portfolio;
(ii) certain selling group members; (iii) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (iv) capitalization and sector analyses of holdings in the Fund's portfolios.

         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                      MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Fund employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                         S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

          Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                        TRUSTEES AND OFFICERS INFORMATION
                             AS OF DECEMBER 31, 2001

TRUSTEES AND OFFICERS

                                TRUSTEE
   NAME, YEAR OF BIRTH AND      AND/OR                                                               OTHER
  POSITION(s) HELD WITH THE     OFFICER                                                         DIRECTORSHIP(S)
            TRUST               SINCE         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS       HELD BY TRUSTEE
  -------------------------     -------       -------------------------------------------       ---------------
INTERESTED PERSON

Robert H. Graham*--  1946         1982     Chairman, President and Chief Executive Officer,   None
Trustee, Chairman and                      A I M Management Group Inc. (financial services
President                                  holding company); Chairman and President, A I M
                                           Advisors, Inc. (registered investment advisor);
                                           Chairman, A I M Capital Management, Inc.
                                           (registered investment advisor), A I M
                                           Distributors, Inc. (registered broker dealer),
                                           A I M Fund Services, Inc., (registered transfer
                                           agent) and Fund Management Company (registered
                                           broker dealer); and Director and Vice Chairman,
                                           AMVESCAP PLC (parent of AIM and a global
                                           investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley-- 1939            2001     Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
Trustee                                                                                       (registered
                                                                                              investment company)

Bruce L. Crockett-- 1944          1992     Chairman, Crockett Technology Associates           ACE Limited
Trustee                                    (technology consulting company)                    (insurance
                                                                                              company); and
                                                                                              Captaris, Inc.
                                                                                              (unified messaging
                                                                                              provider)

Albert R. Dowden--  1941          2000     Chairman, Cortland Trust, Inc. (registered         None
Trustee                                    investment company) and DHJ Media, Inc.;
                                           Director, Magellan Insurance Company;
                                           Member of Advisory Board of Rotary
                                           Power International (designer,
                                           manufacturer, and seller of rotary
                                           power engines); formerly, Director,
                                           President and CEO, Volvo Group North
                                           America, Inc. and director of various
                                           affiliated Volvo companies


--------

* Mr. Graham is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                TRUSTEE
   NAME, YEAR OF BIRTH AND      AND/OR                                                               OTHER
  POSITION(s) HELD WITH THE     OFFICER                                                         DIRECTORSHIP(S)
            TRUST                SINCE        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS       HELD BY TRUSTEE
  -------------------------     -------       -------------------------------------------       ---------------
Edward K. Dunn, Jr.-- 1935        1998     Formerly, Chairman, Mercantile Mortgage Corp.;     None
Trustee                                    Vice Chairman, President and  Chief Operating
                                           Officer, Mercantile-Safe Deposit & Trust Co.;
                                           and President, Mercantile Bankshares Corp.

Jack M. Fields-- 1952             1997     Chief Executive Officer, Twenty First Century      Administaff
Trustee                                    Group, Inc. (government affairs company)

Carl Frischling**-- 1937          1982     Partner, law firm of Kramer Levin Naftalis and     Cortland Trust,
Trustee                                    Frankel LLP                                        Inc. (registered
                                                                                              investment company)

Prema Mathai-Davis-- 1950         1998     Formerly, Chief Executive Officer, YWCA of the     None
Trustee                                    USA

Lewis F. Pennock-- 1942           1982     Partner, law firm of Pennock & Cooper              None
Trustee

Ruth H. Quigley-- 1935            2001     Retired                                            None
Trustee

Louis S. Sklar-- 1939             1989     Executive Vice President, Development and          None
Trustee                                    Operations, Hines Interests Limited Partnership
                                           (real estate development company)

OTHER OFFICERS

Gary T. Crum-- 1947               1982     Director, Chief Executive Officer - Director of    N/A
Senior Vice President                      Investments, A I M Capital Management, Inc.;
                                           Director and Executive Vice President, A I M
                                           Management Group Inc.; Director and Senior Vice
                                           President, A I M Advisors, Inc.; and Director,
                                           A I M Distributors, Inc. and AMVESCAP PLC

----------

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                TRUSTEE
   NAME, YEAR OF BIRTH AND      AND/OR                                                             OTHER
  POSITION(s) HELD WITH THE     OFFICER                                                       DIRECTORSHIP(S)
            TRUST                SINCE        PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS     HELD BY TRUSTEE
  -------------------------     -------       -------------------------------------------     ---------------
Carol F. Relihan-- 1954           1986     Director, Senior Vice President, General Counsel   N/A
Senior Vice President and                  and Secretary, A I M Advisors, Inc. and A I M
Secretary                                  Management Group Inc.; Director, Vice President
                                           and General Counsel, Fund Management Company;
                                           and Vice President, A I M Fund Services, Inc.,
                                           A I M Capital Management, Inc. and A I M
                                           Distributors, Inc.

Melville B. Cox-- 1943            1992     Vice President and Chief Compliance Officer,       N/A
Vice President                             A I M Advisors, Inc. and A I M Capital
                                           Management, Inc.; and Vice President, A I M Fund
                                           Services, Inc.

Edgar M. Larsen-- 1940            1999     Vice President, A I M Advisors, Inc. and A I M     N/A
Vice President                             Capital Management, Inc.

Dana R. Sutton-- 1959             1985     Vice President and Fund Treasurer, A I M           N/A
Vice President and Treasurer               Advisors, Inc.

TRUSTEE OWNERSHIP OF FUND SHARES

                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                     DOLLAR RANGE OF EQUITY SECURITIES            COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                                 PER FUND                          IN THE AIM FAMILY OF FUNDS(R)
---------------                      ---------------------------------            -----------------------------
Robert H. Graham                                   -0-                                    Over $100,000
Frank S. Bayley                                    -0-                                  $10,001 - $50,000
Bruce L. Crockett                                  -0-                                     $1 - $10,000
Owen Daly II                                       -0-                                   Over $100,000(1)
Albert R. Dowden                                   -0-                                    Over $100,000
Edward K. Dunn, Jr.                                -0-                                    Over $100,000(1)
Jack M. Fields                                     -0-                                    Over $100,000(1)
Carl Frischling                                    -0-                                    Over $100,000(1)
Prema Mathai-Davis                                 -0-                                    Over $100,000(1)
Lewis F. Pennock                                   -0-                                  $10,001 - $50,000
Ruth H. Quigley                                    -0-                                     $1 -$10,000
Louis S. Sklar                                     -0-                                    Over $100,000(1)

----------

(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of February 15, 2002.


AIM SUMMIT FUND

NAME AND ADDRESS OF                                              PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                                        RECORD
-------------------                                              -------------------
AIM Summit Investors Plans I                                            97.36%

MANAGEMENT OWNERSHIP

         As of February 15, 2002, the trustees and officers as a group owned less than 1% of the shares of the Fund.

                                   APPENDIX D

                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, 2001, the management fees by the Fund, the amounts waived by AIM and the net fee paid by the Fund were as follows:

AIM SUMMIT FUND


2001

   Management Fee Payable                              $14,510,226
   Management Fee Waivers                                    3,536
   Net Management Fee Paid                             $14,506,690

2000

   Management Fee Payable                              $21,588,582
   Management Fee Waivers                                        0
   Net Management Fee Paid                             $21,588,582

1999

   Management Fee Payable                              $15,096,393
   Management Fee Waivers                                        0
   Net Management Fee Paid                             $15,096,393

                                   APPENDIX E

                          ADMINISTRATIVE SERVICES FEES

         The Fund paid AIM the following amounts for administrative services during the last three fiscal years:

AIM SUMMIT FUND

2001              $185,710
2000              $202,032
1999              $114,068

                                   APPENDIX F

                              BROKERAGE COMMISSIONS


         Brokerage commissions paid by the Fund during the last three fiscal years were as follows:

AIM SUMMIT FUND


   2001                  $4,439,592
   2000                  $4,258,997
   1999                  $3,472,778

                                   APPENDIX G

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN

         For the fiscal year ended October 31, 2001, the Fund paid AIM Distributors $2,358,033 pursuant to its Distribution Plan.

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO THE DISTRIBUTION PLAN

         The following is an estimate, by category, of the allocation of actual fees paid by the Fund during the fiscal year:

ADVERTISING                                          $    7,362
PRINTING & MAILING                                          223
SEMINARS                                                  6,768
UNDERWRITERS COMPENSATION                                   -0-
DEALERS COMPENSATION                                  2,343,680

                                   APPENDIX H

                          AVERAGE ANNUAL TOTAL RETURNS

AIM SUMMIT FUND

         The average annual total returns for the Fund for the periods ended October 31, 2001, were as follows:


       1 YEAR              -49.53%
       5 YEARS               5.86%
      10 YEARS               9.84%

AIM SUMMIT INVESTORS PLANS I

         The average annual total returns for the Fund for the same periods, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans I, were as follows:

       1 YEAR              -53.82%
       5 YEARS               3.99%
      10 YEARS               8.87%

         These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans I investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT INVESTORS PLANS II

         The average annual total returns for the Fund for the one-year period, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans II, was as follows:

       1 YEAR             -51.22%
       5 YEARS              N/A
      10 YEARS              N/A

         The inception date of Plans II was July 19, 1999. These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans II investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans II Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT FUND

         The average annual total returns (after taxes on distributions) for the Fund for the periods ended October 31, 2001, were as follows:

       1 YEAR              -51.43%
       5 YEARS               3.01%
      10 YEARS               7.20%

AIM SUMMIT INVESTORS PLANS I

         The average annual total returns (after taxes on distributions) for the Fund for the same periods, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans I, were as follows:

       1 YEAR              -55.56%
       5 YEARS               1.19%
      10 YEARS               6.25%

         These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans I investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT INVESTORS PLANS II

         The average annual total returns (after taxes on distributions) for the Fund for the one-year period, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans II, was as follows:

       1 YEAR              -53.06%
       5 YEARS               N/A
      10 YEARS               N/A

         The inception date of Plans II was July 19, 1999. These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans II investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans II Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT FUND

         The average annual total returns (after taxes on distributions and redemption) for the Fund for the periods ended October 31, 2001, were as follows:


       1 YEAR              -26.01%
       5 YEARS               5.54%
      10 YEARS               8.09%

AIM SUMMIT INVESTORS PLANS I

         The average annual total returns (after taxes on distributions and redemption) for the Fund for the same periods, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans I, were as follows:

       1 YEAR              -28.98%
       5 YEARS               3.97%
      10 YEARS               7.22%

         These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans I investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans I Prospectus for more complete information on applicable charges and fees.

AIM SUMMIT INVESTORS PLANS II

         The average annual total returns (after taxes on distributions and redemption) for the Fund for the one-year period, taking into account the effects of the Creation and Sales Charges which would have been assessed through Plans II, was as follows:

       1 YEAR              -27.18%
       5 YEARS               N/A
      10 YEARS               N/A

         The inception date of Plans II was July 19, 1999. These returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plans II investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made regular monthly investments over the period. Consult the Plans II Prospectus for more complete information on applicable charges and fees.

                                   APPENDIX I

AIM SUMMIT FUND

         The cumulative total returns for the Fund for the periods ended October 31, 2001, were as follows:

       1 YEAR              -49.53%
       5 YEARS              32.96%
      10 YEARS               9.84%

                              FINANCIAL STATEMENTS




                                       FS

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Board of Trustees and Shareholders of AIM Summit Fund:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Summit Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

                          /s/ PRICEWATERHOUSECOOPERS LLP

                          December 12, 2001
                          Houston, TX

INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Trustees
AIM Summit Fund:

We have audited the accompanying statement of changes in net assets of AIM Summit Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended. This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of AIM Summit Fund for the year ended October 31, 2000 and the financial highlights for each of the periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ KPMG LLP

December 6, 2000
Houston, Texas

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.20%

ADVERTISING-1.42%

Interpublic Group of Cos., Inc. (The)             600,000   $   13,470,000
--------------------------------------------------------------------------
Omnicom Group Inc.                                150,000       11,517,000
==========================================================================
                                                                24,987,000
==========================================================================

AEROSPACE & DEFENSE-2.31%

L-3 Communications Holdings, Inc.(a)              200,000       17,374,000
--------------------------------------------------------------------------
Lockheed Martin Corp.                             474,000       23,116,980
==========================================================================
                                                                40,490,980
==========================================================================

ALUMINUM-0.76%

Alcoa Inc.                                        411,000       13,262,970
==========================================================================

APPAREL RETAIL-1.28%

Gap, Inc. (The)                                 1,723,600       22,527,452
==========================================================================

APPLICATION SOFTWARE-1.09%

Intuit Inc.(a)(b)                                 325,000       13,071,500
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               205,000        6,102,850
==========================================================================
                                                                19,174,350
==========================================================================

BANKS-4.09%

Bank of America Corp.                             590,000       34,804,100
--------------------------------------------------------------------------
Bank One Corp.                                    332,000       11,019,080
--------------------------------------------------------------------------
FleetBoston Financial Corp.                       580,000       19,058,800
--------------------------------------------------------------------------
Washington Mutual, Inc.                           230,000        6,943,700
==========================================================================
                                                                71,825,680
==========================================================================

BIOTECHNOLOGY-6.88%

Amgen Inc.(a)                                     263,700       14,983,434
--------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                         120,000        4,032,000
--------------------------------------------------------------------------
Chiron Corp.(a)                                    86,800        4,671,576
--------------------------------------------------------------------------
Genentech, Inc.(a)                                100,000        5,225,000
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  800,000       43,160,000
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           78,700        4,950,230
--------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)(b)                  565,000       33,888,700
--------------------------------------------------------------------------
Invitrogen Corp.(a)                               160,000        9,814,400
==========================================================================
                                                               120,725,340
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.42%

Best Buy Co., Inc.(a)(b)                          368,100       20,208,690
--------------------------------------------------------------------------
Blockbuster Inc.-Class A                          185,000        4,639,800
==========================================================================
                                                                24,848,490
==========================================================================

COMPUTER HARDWARE-2.05%

Dell Computer Corp.(a)                            400,000        9,592,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
COMPUTER HARDWARE-(CONTINUED)

International Business Machines Corp.(b)          245,000   $   26,477,150
==========================================================================
                                                                36,069,150
==========================================================================

CONSUMER ELECTRONICS-0.66%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          514,880       11,610,544
==========================================================================

CONSUMER FINANCE-0.68%

Capital One Financial Corp.                       250,000       10,327,500
--------------------------------------------------------------------------
Providian Financial Corp.                         398,900        1,551,721
==========================================================================
                                                                11,879,221
==========================================================================

DATA PROCESSING SERVICES-5.33%

Ceridian Corp.(a)                               1,609,600       26,542,304
--------------------------------------------------------------------------
Certegy Inc.(a)                                   337,500        9,618,750
--------------------------------------------------------------------------
Concord EFS, Inc.(a)                              450,000       12,316,500
--------------------------------------------------------------------------
First Data Corp.                                  500,000       33,785,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   303,300       11,279,727
==========================================================================
                                                                93,542,281
==========================================================================

DEPARTMENT STORES-0.66%

Kohl's Corp.(a)                                   207,000       11,511,270
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.46%

Apollo Group, Inc.-Class A(a)                     145,000        5,894,250
--------------------------------------------------------------------------
Cendant Corp.(a)                                  550,000        7,128,000
--------------------------------------------------------------------------
Equifax Inc.                                      675,000       15,093,000
--------------------------------------------------------------------------
H&R Block, Inc.                                 1,098,000       37,419,840
--------------------------------------------------------------------------
IMS Health Inc.                                   600,000       12,822,000
==========================================================================
                                                                78,357,090
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-5.50%

Citigroup Inc.                                    516,666       23,518,636
--------------------------------------------------------------------------
Freddie Mac                                       422,000       28,620,040
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           590,000       20,862,400
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         250,000       10,927,500
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  259,000       12,670,280
==========================================================================
                                                                96,598,856
==========================================================================

ELECTRIC UTILITIES-2.64%

Calpine Corp.(a)                                  380,000        9,405,000
--------------------------------------------------------------------------
Edison International(a)                           375,000        5,328,750
--------------------------------------------------------------------------
Mirant Corp.(a)                                   200,000        5,200,000
--------------------------------------------------------------------------
PG&E Corp.(a)                                   1,465,000       26,457,900
==========================================================================
                                                                46,391,650
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.21%

Celestica Inc. (Canada)(a)                        110,000        3,775,200
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

EMPLOYMENT SERVICES-0.46%

Robert Half International Inc.(a)                 390,000   $    8,045,700
==========================================================================

ENVIRONMENTAL SERVICES-2.44%

Waste Management, Inc.                          1,746,000       42,777,000
==========================================================================

FOOD RETAIL-2.53%

Kroger Co. (The)(a)                             1,816,000       44,419,360
==========================================================================

GAS UTILITIES-2.02%

El Paso Corp.(b)                                  520,000       25,511,200
--------------------------------------------------------------------------
Kinder Morgan, Inc.                               200,000        9,926,000
==========================================================================
                                                                35,437,200
==========================================================================

GENERAL MERCHANDISE STORES-1.81%

99 Cents Only Stores(a)                           133,000        4,728,150
--------------------------------------------------------------------------
Target Corp.                                      621,000       19,344,150
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             150,000        7,710,000
==========================================================================
                                                                31,782,300
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.69%

AdvancePCS(a)                                     124,000        7,535,480
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)(b)        145,000       12,499,000
--------------------------------------------------------------------------
McKesson Corp.                                    450,000       16,645,500
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         160,500       10,493,490
==========================================================================
                                                                47,173,470
==========================================================================

HEALTH CARE EQUIPMENT-0.69%

Biomet, Inc.(a)                                   180,000        5,490,000
--------------------------------------------------------------------------
Cytyc Corp.(a)                                    250,000        6,555,000
==========================================================================
                                                                12,045,000
==========================================================================

HEALTH CARE FACILITIES-1.11%

Health Management Associates, Inc.-Class A(a)     999,000       19,470,510
==========================================================================

HOME IMPROVEMENT RETAIL-0.63%

Lowe's Cos., Inc.                                 325,000       11,082,500
==========================================================================

HOTELS-0.41%

Starwood Hotels & Resorts Worldwide, Inc.         330,000        7,273,200
==========================================================================

INDUSTRIAL CONGLOMERATES-4.49%

General Electric Co.                            1,100,000       40,051,000
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 790,000       38,820,600
==========================================================================
                                                                78,871,600
==========================================================================

INDUSTRIAL MACHINERY-0.94%

Parker-Hannifin Corp.                             458,000       16,442,200
==========================================================================

INTERNET RETAIL-0.90%

eBay Inc.(a)                                      300,000       15,744,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.12%

Check Point Software Technologies Ltd.
  (Israel)(a)(b)                                  195,000        5,756,400
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
INTERNET SOFTWARE & SERVICES-(CONTINUED)

VeriSign, Inc.(a)                                 360,000   $   13,935,600
==========================================================================
                                                                19,692,000
==========================================================================

IT CONSULTING & SERVICES-3.94%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                         248,000       21,836,400
--------------------------------------------------------------------------
Electronic Data Systems Corp.(b)                  735,000       47,311,950
==========================================================================
                                                                69,148,350
==========================================================================

LEISURE PRODUCTS-2.09%

Mattel, Inc.(a)                                 1,940,000       36,724,200
==========================================================================

LIFE & HEALTH INSURANCE-1.41%

Conseco, Inc.(a)                                  457,200        1,367,028
--------------------------------------------------------------------------
UnumProvident Corp.                             1,045,000       23,439,350
==========================================================================
                                                                24,806,378
==========================================================================

MANAGED HEALTH CARE-1.35%

Caremark Rx, Inc.(a)                              306,000        4,100,400
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           299,000       19,659,250
==========================================================================
                                                                23,759,650
==========================================================================

MOTORCYCLE MANUFACTURERS-0.77%

Harley-Davidson, Inc.                             300,000       13,578,000
==========================================================================

MOVIES & ENTERTAINMENT-0.71%

AOL Time Warner Inc.(a)                           400,000       12,484,000
==========================================================================

MULTI-UTILITIES-0.47%

Dynegy Inc.-Class A                               230,000        8,257,000
==========================================================================

NETWORKING EQUIPMENT-0.70%

Brocade Communications Systems, Inc.(a)           500,000       12,275,000
==========================================================================

OIL & GAS DRILLING-2.05%

ENSCO International Inc.                          730,000       14,454,000
--------------------------------------------------------------------------
Transocean Sedco Forex Inc.                       711,536       21,452,810
==========================================================================
                                                                35,906,810
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.05%

Weatherford International, Inc.(a)                536,000       18,347,280
==========================================================================

PHARMACEUTICALS-4.67%

Biovail Corp. (Canada)(a)                         255,000       12,051,300
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      200,000       14,876,000
--------------------------------------------------------------------------
IVAX Corp.(a)                                     420,000        8,631,000
--------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     642,333       25,044,564
--------------------------------------------------------------------------
Pfizer Inc.                                       400,000       16,760,000
--------------------------------------------------------------------------
SICOR Inc.(a)                                     250,000        4,687,500
==========================================================================
                                                                82,050,364
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.72%

ACE Ltd. (Bermuda)                                365,000       12,866,250
--------------------------------------------------------------------------
MGIC Investment Corp.                             335,000       17,332,900
==========================================================================
                                                                30,199,150
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

RESTAURANTS-0.39%

Starbucks Corp.(a)                                400,000   $    6,848,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.22%

Novellus Systems, Inc.(a)                         115,000        3,798,450
==========================================================================

SEMICONDUCTORS-1.93%

Analog Devices, Inc.(a)                           210,000        7,980,000
--------------------------------------------------------------------------
NVIDIA Corp.(a)                                   175,000        7,500,500
--------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         900,000       18,396,000
==========================================================================
                                                                33,876,500
==========================================================================

SOFT DRINKS-0.28%

PepsiCo, Inc.                                     100,000        4,871,000
==========================================================================

SPECIALTY STORES-0.15%

Hollywood Entertainment Corp.(a)                  115,000        1,850,350
--------------------------------------------------------------------------
Movie Gallery, Inc.(a)                             27,800          765,890
==========================================================================
                                                                 2,616,240
==========================================================================

SYSTEMS SOFTWARE-7.93%

BMC Software, Inc.(a)                           1,065,000       16,049,550
--------------------------------------------------------------------------
Computer Associates International, Inc.           950,300       29,383,276
--------------------------------------------------------------------------
Microsoft Corp.(a)(b)                           1,030,000       59,894,500
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Oracle Corp.(a)                                 1,035,000   $   14,034,600
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         700,000       19,866,000
==========================================================================
                                                               139,227,926
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.69%

Harris Corp.                                      142,000        4,867,760
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)(b)                        900,000       18,459,000
--------------------------------------------------------------------------
QUALCOMM Inc.(a)(b)                               130,000        6,385,600
==========================================================================
                                                                29,712,360
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,693,991,732)                        1,706,320,222
==========================================================================

MONEY MARKET FUNDS-2.32%

STIC Liquid Assets Portfolio(c)                20,345,039       20,345,039
--------------------------------------------------------------------------
STIC Prime Portfolio(c)                        20,345,039       20,345,039
==========================================================================
    Total Money Market Funds (Cost
      $40,690,078)                                              40,690,078
==========================================================================
TOTAL INVESTMENTS-99.52% (Cost
  $1,734,681,810)                                            1,747,010,300
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.48%                              8,436,291
==========================================================================
NET ASSETS-100.00%                                          $1,755,446,591
__________________________________________________________________________
==========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $1,734,681,810)*                             $1,747,010,300
-------------------------------------------------------------
Receivables for:
  Investments sold                                 18,503,271
-------------------------------------------------------------
  Fund shares sold                                     89,207
-------------------------------------------------------------
  Dividends                                           495,247
-------------------------------------------------------------
Investment for deferred compensation plan              78,535
-------------------------------------------------------------
Collateral for securities loaned                  240,369,249
-------------------------------------------------------------
Other assets                                           24,920
=============================================================
    Total assets                                2,006,570,729
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             7,163,034
-------------------------------------------------------------
  Fund shares reacquired                              106,299
-------------------------------------------------------------
  Options written (premiums received
    $2,807,618)                                     2,620,547
-------------------------------------------------------------
  Deferred compensation plan                           78,535
-------------------------------------------------------------
  Collateral upon return of securities loaned     240,369,249
-------------------------------------------------------------
Accrued distribution fees                             251,513
-------------------------------------------------------------
Accrued transfer agent fees                           412,806
-------------------------------------------------------------
Accrued operating expenses                            122,155
=============================================================
    Total liabilities                             251,124,138
=============================================================
Net assets applicable to shares outstanding    $1,755,446,591
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Outstanding                                       187,711,784
_____________________________________________________________
=============================================================
Net asset value and redemption price per
  share                                        $         9.35
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $236,654,066 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends                                     $    11,319,414
-------------------------------------------------------------
Dividends from affiliated money market funds        4,157,592
-------------------------------------------------------------
Interest                                                7,803
-------------------------------------------------------------
Security lending income                               176,440
=============================================================
    Total investment income                        15,661,249
=============================================================

EXPENSES:

Advisory fees                                      14,510,226
-------------------------------------------------------------
Administrative services fees                          185,710
-------------------------------------------------------------
Custodian fees                                        150,636
-------------------------------------------------------------
Distribution fees                                   6,862,909
-------------------------------------------------------------
Transfer agent fees                                 2,763,257
-------------------------------------------------------------
Trustees' fees                                         13,042
-------------------------------------------------------------
Other                                                 366,795
=============================================================
    Total expenses                                 24,852,575
=============================================================
Less: Fees waived                                  (4,508,411)
-------------------------------------------------------------
    Expenses paid indirectly                           (7,288)
=============================================================
    Net expenses                                   20,336,876
=============================================================
Net investment income (loss)                       (4,675,627)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, AND OPTION
  CONTRACTS

Net realized gain (loss) from:
  Investment securities                          (551,177,303)
-------------------------------------------------------------
  Option contracts written                          2,711,485
=============================================================
                                                 (548,465,818)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (1,132,482,727)
-------------------------------------------------------------
  Option contracts written                            187,071
=============================================================
                                               (1,132,295,656)
=============================================================
Net gain (loss) from investment securities
  and option contracts                         (1,680,761,474)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,685,437,101)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              ---------------   --------------
OPERATIONS:

  Net investment income (loss)                                $    (4,675,627)  $   (3,958,193)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (548,465,818)     591,837,077
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (1,132,295,656)     227,496,072
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,685,437,101)     815,374,956
==============================================================================================
Distributions to shareholders from net realized gains:
  Fund Shares                                                    (582,375,704)    (413,693,117)
----------------------------------------------------------------------------------------------
  Class II*                                                                --         (242,393)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Fund Shares                                                     610,650,739      388,268,681
----------------------------------------------------------------------------------------------
  Class II*                                                                --       (1,714,479)
==============================================================================================
    Net increase (decrease) in net assets                      (1,657,162,066)     787,993,648
==============================================================================================

NET ASSETS:

  Beginning of year                                             3,412,608,657    2,624,615,009
==============================================================================================
  End of year                                                 $ 1,755,446,591   $3,412,608,657
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,305,942,302   $1,700,090,037
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (137,884)        (117,104)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (562,873,388)     567,824,507
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                               12,515,561    1,144,811,217
==============================================================================================
                                                              $ 1,755,446,591   $3,412,608,657
______________________________________________________________________________________________
==============================================================================================

* Effective as of the close of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares").

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Summit Fund (the "Fund") is organized as a Delaware business trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company having an unlimited number of shares of beneficial interest. The Fund offers ones series of shares ("Fund Shares"). The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $4,654,847, undistributed net realized gains increased by $143,627 and paid in capital decreased by $4,798,474 as a result of differing book/tax treatment of net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $519,359,062 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $3,536
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $185,710 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $8,473 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Fund Shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of the Fund Shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund Shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Fund Shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund Shares. AIM Distributors has agreed to waive a portion of the fees based upon the extent to which Fund Shares are held by shareholders of Summit Investor Plans I ("Plans I"). As a result of this waiver, Distribution Plan fees are accrued at the annual rate of 0.30% of the average daily net assets with respect to Fund Shares, except Fund Shares held through Plans I accrue at an annual rate of 0.10% of the average daily net assets with respect to those shares. Accruing fees at two different rates resulted in a blended rate of 0.10% of the average daily net assets of the Fund. For the year ended October 31, 2001, the Fund paid AIM Distributors $2,358,034 as compensation under the Plan and waived fees in the amount of $4,504,875.
  During the year ended October 31, 2001, the Fund paid legal fees of $6,752 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors.
  Certain officers and trustees of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions transfer agent fees from AFS (an affiliate of AIM) of $276 and reductions in custodian fees of $7,012 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,288.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $236,654,066 were on loan to brokers. The loans were secured by cash collateral of $240,369,249 received by the Fund and invested in affiliated money market funds as follows:
$120,184,624 in STIC Liquid Assets Portfolio and $120,184,625 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $176,440 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,462,589,012 and $2,367,567,247, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 219,124,336
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (250,310,171)
=========================================================
Net unrealized appreciation of
  investment securities                     $ (31,185,835)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,778,196,135.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of year                                                   --     $        --
--------------------------------------------------------------------------------------
Written                                                         44,144      13,446,906
--------------------------------------------------------------------------------------
Closed                                                         (28,284)     (9,160,882)
--------------------------------------------------------------------------------------
Exercised                                                       (3,373)     (1,216,573)
--------------------------------------------------------------------------------------
Expired                                                         (1,350)       (261,833)
--------------------------------------------------------------------------------------
End of year                                                     11,137     $ 2,807,618
______________________________________________________________________________________
======================================================================================



Open call option contracts written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,       UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2001         APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
Affiliated Computer Services, Inc.           Nov-01      $ 85         500      $  315,989     $  272,500       $  43,489
---------------------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.                           Nov-01        60         735         141,504         64,312          77,192
---------------------------------------------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.       Nov-01        30       1,600         400,684        320,000          80,684
---------------------------------------------------------------------------------------------------------------------------
El Paso Corp.                                Nov-01        50       2,400         533,286        378,000         155,286
---------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                Nov-01        65         735          89,667        124,950         (35,283)
---------------------------------------------------------------------------------------------------------------------------
IDEC Pharmeceuticals Corp.                   Nov-01        60       2,012         479,597        613,660        (134,063)
---------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.        Nov-01       105         245          77,662        122,500         (44,838)
---------------------------------------------------------------------------------------------------------------------------
Intuit Inc.                                  Nov-01        40         310          62,618         80,600         (17,982)
---------------------------------------------------------------------------------------------------------------------------
Laboratory Corp. of America Holdings         Nov-01        80         150          79,631        111,750         (32,119)
---------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                              Nov-01        60       1,030         249,252        162,225          87,027
---------------------------------------------------------------------------------------------------------------------------
Nokia Oyj-ADR                                Nov-01        20         900         132,296        128,250           4,046
---------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                Nov-01        45         260         163,015        159,900           3,115
---------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                Nov-01        50         260          82,417         81,900             517
===========================================================================================================================
                                                                   11,137      $2,807,618     $2,620,547       $ 187,071
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                            2000
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Fund Shares*                                                15,432,670    $ 191,880,238     16,280,314    $ 359,627,148
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --        444,340       10,007,347
=========================================================================================================================
Issued as reinvestment of dividends:
  Fund Shares*                                                32,028,902      535,530,190     19,233,048      383,508,426
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --         12,204          242,393
=========================================================================================================================
Issued in connection with acquisitions:
  Fund Shares*                                                        --               --        458,716       11,311,931
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --       (462,288)     (11,311,931)
=========================================================================================================================
Reacquired:
  Fund Shares*                                                (9,323,189)    (116,759,689)   (16,517,177)    (366,178,824)
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --        (29,760)        (652,288)
=========================================================================================================================
                                                              38,138,383    $ 610,650,739     19,419,397    $ 386,554,202
_________________________________________________________________________________________________________________________
=========================================================================================================================

 * Effective as of the open of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares).
** Class II share activity for the period November 1, 1999 through July 23,
   2000.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2001(a)         2000          1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    22.82    $    20.17    $    14.96    $    15.15    $    12.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)        (0.03)           --          0.03          0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (9.57)         5.85          6.16          1.23          3.34
================================================================================================================================
    Total from investment operations                               (9.60)         5.82          6.16          1.26          3.36
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.04)        (0.02)        (0.03)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.87)        (3.17)        (0.91)        (1.43)        (1.17)
================================================================================================================================
    Total distributions                                            (3.87)        (3.17)        (0.95)        (1.45)        (1.20)
================================================================================================================================
Net asset value, end of period                                $     9.35    $    22.82    $    20.17    $    14.96    $    15.15
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (49.53)%       31.12%        42.79%         9.49%        28.53%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,755,447    $3,412,609    $2,624,615    $1,830,032    $1,650,234
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  0.89%(c)      0.72%         0.67%         0.67%         0.68%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.09%(c)      0.78%         0.67%         0.67%         0.68%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.20)%(c)    (0.11)%       (0.01)%        0.23%         0.11%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              106%           98%           92%           83%           88%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,287,636,212.